UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2018 (May 11, 2018)

Hunt Mining Corp.
(Translation of registrant's name into English)

23800 East Appleway Ave.
Liberty Lake, WA 99019
(Address of principal executive offices)

British Columbia	1041
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)
333-182072
 (Commission File No.)

(509)-290-5659
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2018, James Meek, CPA resigned as Chief Financial Officer for Hunt Mining Corp and the board of directors of Hunt Mining Corp appointed Ken Atwood, CPA CA as the new Chief Financial Officer. There were no disagreements between Mr. Meek and Hunt Mining Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of May, 2018.

Hunt Mining Corporation

BY:	ROBERT LITTLE
Robert Little Chief Administration Officer& Director of Corporate Development